SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         September 8, 2004

Hungarian Telephone and Cable Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-11484	13-3652685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 3400, Seattle, WA (Address of principal executive offices)	98101-3034 (Zip Code)

Registrant's telephone number, including area code:        (206) 654-0204

__________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.      Changes in Control of Registrant.

        On September 3, 2004, Citizens Communications Company and certain of its affiliates (“Citizens”) sold (i) 2,305,908 shares of Hungarian Telephone & Cable Corp. (the “Company”) common stock (the “Common Stock”) for a purchase price of $11,529,540.00, or $5.00 per share of Common Stock and (ii) 30,000 shares of preferred stock (the “Preferred Stock”) of the Company for a purchase price of $1,650,000.00 or $55.00 per share of Preferred Stock, to Ashmore Investment Management Limited and certain of its affiliates (“Ashmore”) pursuant to the terms of three separate sale and purchase agreements. The total purchase price paid by Ashmore to Citizens for Citizens’ shares was $13,179,540.00. According to a filing on Schedule 13D filed by Ashmore on September 8, 2004, the source of the funds for these purchases by Ashmore was general investment funds from certain Ashmore accounts. Subsequent to these sales, Citizens is no longer a stockholder in the Company.

        According to a filing on Schedule 13D filed by Ashmore on September 8, 2004, Ashmore now beneficially owns 45.5% of the Company’s outstanding Common Stock (assuming the conversion by Ashmore of the Preferred Stock into shares of Common Stock and the exercise of certain warrants held by Ashmore).

        In connection with these transactions, Ashmore also entered into three option agreements (the “Option Agreements”) with TDC A/S (“TDC”) pursuant to which Ashmore granted to TDC call options to purchase a total of 1,383,544 shares of Common Stock at prices ranging from $5.01 to $5.12 per share of Common Stock and 18,000 shares of Preferred Stock at prices ranging from $55.11 to $56.32 per share of Preferred Stock, depending upon the date on which each option is exercised. TDC paid Ashmore $1.00 for the option under each Option Agreement. TDC’s options expire 60 days from the date of the Option Agreements.

        Prior to the exercise of the options by TDC, TDC and Ashmore plan to enter into a stockholders agreement (the “Stockholders Agreement”) governing their rights and obligations to each other as stockholders of the Company. The Stockholders Agreement will become effective only if TDC exercises its option to purchase 1,141,744 shares of Common Stock.

        The Stockholders Agreement will provide TDC and Ashmore with rights of first refusal and rights to participate in dispositions with respect to each other’s shares in the Company. In addition, subject to regulatory approval and approvals under certain agreements to which the Company is a party, the Stockholders Agreement will provide for a voting agreement among the parties pursuant to which Ashmore and TDC will each have the right to nominate at least two persons for election as directors of the Company so long as each party (collectively with its affiliates) owns at least 20% of the outstanding equity securities (on a fully-diluted basis) of the Company. The number of directors to be nominated by either party will be reduced to one director in the event that such party together with its affiliates holds less than 20% but more than 10% of the outstanding equity securities (on a fully-diluted basis) of the Company.

        Ashmore and TDC have also agreed: (i) to maintain a joint majority of the board of directors of the Company for so long as Ashmore and TDC each hold (together with their respective affiliates) at least 20% of the outstanding equity securities (on a fully-diluted basis) of the Company, (ii) that, for so long as TDC owns at least 20% of the outstanding equity securities (on a fully-diluted basis) of the Company, TDC shall have the right to nominate one of its directors as Chairman of the Company’s Board and (iii) that for so long as TDC owns at least 30% of the outstanding equity securities (on a fully-diluted basis) of the Company, TDC will have the right to nominate the chief executive officer and the chief financial officer of the Company.

        As a result of entering into the Option Agreements, and pursuant to a Schedule 13D filed on September 8, 2004, TDC indirectly beneficially owns 43.1% of the Company’s outstanding Common Stock (assuming conversion of the Preferred Stock beneficially owned by TDC into shares of Common Stock).

        As a result of transactions described above, TDC and Ashmore as a group own approximately 64.4% of the Company (assuming no conversion of Preferred Stock and no exercise of certain warrants held by Ashmore) and approximately 70.9% of the Company (assuming the conversion by Ashmore and TDC of the Preferred Stock they own into shares of Common Stock and the exercise of certain warrants held by Ashmore) and, acting as a group, have assumed control of the Company.

Item 9.01.      Financial Statements and Exhibits

(c)   Exhibits

Exhibit 99.1	Purchase and Sale Agreement between Citizens Communications Company and Asset Holder PCC No 2 Limited re Ashmore Emerging Economy Portfolio, dated September 3, 2004. (Incorporated herein by reference to Exhibit 7.11 of Schedule 13D (Amendment No. 3) filed by Ashmore Investment Management Limited on September 8, 2004.)

Exhibit 99.2	Purchase and Sale Agreement between CU Capital LLC (formerly CU Capital Corp.) and Ashmore Global Special Situations Fund Limited, dated September 3, 2004. (Incorporated herein by reference to Exhibit 7.12 of Schedule 13D (Amendment No. 3) filed by Ashmore Investment Management Limited on September 8, 2004.)

Exhibit 99.3	Purchase and Sale Agreement between CU Capital LLC (formerly CU Capital Corp.) and EMDCD Limited, dated September 3, 2004. (Incorporated herein by reference to Exhibit 7.13 of Schedule 13D (Amendment No. 3) filed by Ashmore Investment Management Limited on September 8, 2004.)

Exhibit 99.4	Call Option Agreement (Option 1) between Asset PCC No 2 Limited re Ashmore Emerging Economy Portfolio and TDC A/S, dated September 3, 2004. (Incorporated herein by reference to Exhibit 7.14 of Schedule 13D (Amendment No. 3) filed by Ashmore Investment Management Limited on September 8, 2004.)

Exhibit 99.5	Call Option Agreement (Option 2) between EMDCD and TDC A/S, dated September 3, 2004. (Incorporated herein by reference to Exhibit 7.15 of Schedule 13D (Amendment No. 3) filed by Ashmore Investment Management Limited on September 8, 2004.)

Exhibit 99.6	Call Option Agreement (Option 3) between Ashmore Global Special Situations Fund Limited and TDC A/S, dated September 3, 2004. (Incorporated herein by reference to Exhibit 7.16 of Schedule 13D (Amendment No. 3) filed by Ashmore Investment Management Limited on September 8, 2004.)

Exhibit 99.7	Form of Stockholders Agreement among Stockholders named therein appended to each of the Options. (Incorporated herein by reference to Exhibit 7.17 of Schedule 13D (Amendment No. 3) filed by Ashmore Investment Management Limited on September 8, 2004.)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP. By: /s/ Peter T. Noone -------------------------------- Name: Peter T. Noone Title: General Counsel

Date: September 13, 2004

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